UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2006

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of Directors.

On November 3, 2006, the Federal Home Loan Bank of New York ("Bank") announced that James W. Fulmer, Chairman, President and CEO of The Bank of Castile, Batavia, New York; Katherine J. Liseno, President and Chief Executive Officer of Metuchen Savings Bank, Metuchen, New Jersey; and John M. Scarchilli, President and Chief Executive Officer of Pioneer Savings Bank, Troy, New York (collectively, the "New Directors") were elected by the Bank’s members to serve on the Board of Directors of the Bank for three-year terms commencing January 1, 2007. (Ms. Liseno and Mr. Scarchilli currently serve on the Board; their terms expire on December 31, 2006.)

The election of the New Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors by Bank members specified in the Federal Home Loan Bank Act and the related regulations of the Federal Housing Finance Board.

At the time of this filing, none of the New Directors has been named to serve on any committee of the Board for 2007, and whether the New Directors are expected to be named to serve on any committee of the Board for 2007 has not been determined as of the time of this filing. (Ms. Liseno currently serves on the Compensation and Human Resources, Corporate Governance, and Housing Committees of the Board; Mr. Scarchilli currently does not serve on any Committee of the Board.)

In the normal course of its business, the Bank extends credit (commonly referred to as "advances") to members whose officers or directors may serve as directors of the Bank. All loans extended by the Bank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.
Information about the election of the New Directors is also included in the FHLBNY’s Press Release dated November 3, 2006. A copy of this Press Release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events.

On November 03, 2006, the FHLBNY issued a Press Release which included an announcement of the Board of Directors Election Results. The Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

d)Exhibits

99.1 FHLBNY Press Release which included an announcement of the Board of Directors Election Results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “projected,” “expects,” “may,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

November 3, 2006	By:	/s/ Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1: Press Release for November 3, 2006 containing the announcement of the Board of Directors Election Results